UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-07102

The Advisors’ Inner Circle Fund II

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

c/o CT Corporation

101 Federal Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: July 31, 2013

Date of reporting period: July 31, 2013

Item 1.	Reports to Stockholders.

The Advisors’ Inner Circle Fund II

Annual Report

July 31, 2013

Investment Adviser:

Abbot Downing Investment Advisors

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2013

The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. The Fund’s Form N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-877-333-0246; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND

TO OUR SHAREHOLDERS

A Review of 2013

The Clear River Fund (the “Fund”) gained 22.2% for the fiscal year ended July 31, 2013. Stock markets around the globe rewarded investors with strong absolute returns, with the U.S. stock market leading the charge. The Russell 3000 Index, a measure of the broad U.S. equity market, advanced 26.9%. Domestic small company stocks performed even better, as the Russell 2000 Index rose 34.8%. The MSCI EAFE Index, which measures the performance of developed stock markets outside the U.S., gained 23.5%. The Fund’s benchmark, a mix of 70% of the Russell 3000 Index and 30% of the EAFE Index, rose 25.9% for the fiscal year.*

U.S. and international stocks moved consistently upward during the year. In fact, the Russell 3000 Index only suffered two monthly losses (October and June) in the last twelve months, and the EAFE Index lost ground in three of the twelve months. Global equity markets were also highly correlated with one another, as the Russell 3000 and EAFE indices moved in lockstep throughout the year.

The year got off to a good start late last summer, when both the European Central Bank and the Federal Reserve Bank put plans in place to further their quantitative easing programs. The markets reacted positively to this monetary stimulus, perceiving reduced risk around the European financial crisis, as well as the benefit of lower interest rates. Markets then paused in October and November, as investors started focusing on the U.S. presidential election and the looming fiscal cliff, which meant higher taxes and lower government spending. After the election was determined, stock markets rallied as reports showed the U.S. economy was performing better than expected.

The rally continued into the first quarter of 2013, as congress delivered a partial resolution to the fiscal cliff problem in January and the U.S. economy continued to show strength, with consumer spending holding up well and the U.S. housing market recovering. International stock markets also performed well during this time period, bolstered by the European Central Bank and events taking place in Japan. Japan elected a new prime minister, Shinzo Abe, and he appointed new leadership at the Bank of Japan (BOJ). The BOJ then embarked on a quantitative easing program that exceeded market expectations.

*	The Fund’s benchmark was changed in February 2013. This change was made to better reflect Abbot Downing Investment Advisors’ long-term strategic allocation to international equities. The previous benchmark, a combination of 80% of the Russell 3000 Index and 20% of the MSCI EAFE Index, rose 26.2% for the year ended July 31, 2013.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND

Global stock markets marched upward until the middle of May, when Federal Reserve Chairman Ben Bernanke started talking about tapering the Fed’s bond purchases. Equity markets responded by selling off into late June, as the discussion around the end of quantitative easing was taking place sooner than investors expected. When the Fed committed to keeping interest rates low for as long as warranted, equities rallied into the end of July, with all-time highs reached in the U.S.

Throughout the year in the U.S., reports on the economy showed steady progress. With this backdrop, corporate profitability in the U.S. improved. In general, quarterly earnings reports were better than expected and earnings estimates for companies within the S&P 500 increased during the year. This increase in corporate profits, as much as anything, is what drove the U.S. equity market to new highs.

Equity markets around the world had remarkably similar returns during the fiscal year. Many regions and countries posted gains in the low to mid twenty percent range. Emerging countries’ stock markets were the most notable exception to the global equity rally. The MSCI Emerging Markets Index returned just 2.0% for the year. Emerging markets’ performance started to decouple from the rest of the world in January, as concerns over slowing economic growth in China weighed on investors. China is a major trading partner with countries in Asia and Latin America, and therefore these stock markets were negatively affected as well. Russian and Eastern European stocks lagged too, due to the still-sluggish economies of their European trading partners.

The Fund is currently comprised of four Abbot Downing Select Strategies: Domestic Equity, Income Equity, Small Cap Equity, and International Equity. The Small Cap strategy was the best performer, advancing 35.1% for the fiscal year. With conditions improving in the U.S., investors took a “risk on” attitude and pushed smaller company stocks higher than large cap stocks. The Select Income Equity strategy rose 24.5% for the year; the Select Domestic Equity strategy gained 23.6%. These results were slightly behind domestic large cap index performance.

The worst performing strategy, and the main source of the Fund’s shortfall versus its benchmark, was the International Equity strategy. International Equity rose 16.4% for the year, well above average in absolute terms, but significantly behind the return of the EAFE Index. The two most prominent reasons for the relative shortfall were exposure to emerging markets and a significant underweight position in the consumer discretionary sector. The Fund started the year with about 5% in emerging markets, while the EAFE Index has no emerging market exposure. Also, the Fund had no international exposure to the discretionary sector, which had the strongest performance within the EAFE Index.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND

The Fund is built from the bottom up, from stocks within the four Abbot Downing strategies. Overall, stock selection was a slight drag on relative performance. The Fund benefitted from its holdings in the health care, industrials, and materials groups. Thermo Fisher Scientific, Mednax, and Metler-Toledo International were strong performers within health care. Industrial stocks Graco and United Technologies, along with Rock-Tenn in materials, were positive contributors to results. Several stocks in the consumer discretionary and energy sectors, in particular, detracted from returns. Big Lots, John Wiley & Sons, and Staples were negative performers within the discretionary sector. Energy stocks posting poor results included CNOOC Ltd., Geospace Technologies, Apache, and FMC Technologies.

As of July 31, 2013, the Fund held 60% of its assets in U.S. large cap stocks, 17% in U.S. small cap stocks, 20% in international stocks, and 3% in cash. Versus the benchmark of 70% Russell 3000/30% MSCI EAFE, the Fund has a roughly equal weight in U.S. large cap stocks, is overweight small cap stocks by about 6%, and is underweight international stocks by 10%. Within the International strategy, the Fund maintains a small (2%) exposure to emerging market stocks. The Fund remains well diversified across economic sectors, with the largest allocations to information technology (18%), financials (17%), industrials (14%), and health care (14%). From a relative sector standpoint, the Fund’s largest overweight position is in information technology and its largest underweight positions are in consumer discretionary and financials.

After such a powerful rally in the global stock markets, it would not be surprising to see the markets take a breather. There are also a few issues over the short term that could cause some uncertainty in investors’ minds. The U.S. debt ceiling will have to be raised in the next few months, and the political maneuvering associated with that is likely to unnerve the stock market. The Fed may begin tapering its bond purchases in earnest. And as we get into 2014, investors will start thinking about the specter of rising interest rates. However, we are managing the Fund with a long-term investment horizon. We will continue to focus on finding high quality companies with sustainable competitive advantages at attractive valuations. By consistently applying our investment philosophy and managing the Fund in a tax-efficient manner, we believe we are capable of delivering superior long-term results for shareholders.

Thank you for investing in the Clear River Fund.

Abbot Downing Investment Advisors

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND

Definition of Comparative Index

The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies, based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. As of the latest reconstitution, the weighted average market capitalization was approximately $89.4 billion and the median market capitalization was approximately $1.2 billion. The index had a total market capitalization range of approximately $129 million to $422 billion.

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed-market equity performance, excluding the U.S. and Canada. The MSCI EAFE Index consists of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1.877.333.0246 or visit our website at www.clearriverfund.com. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice regarding the funds or any stock in particular, nor should it be construed as a recommendation to purchase or sell a security.

There are risks involved with investing, including loss of principal. International investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from social, economic or political instability in other nations. Investments in smaller companies typically exhibit higher volatility than do investments in larger companies.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2013

GROWTH OF A $10,000 INVESTMENT (Unaudited)

    *If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

  **The Fund commenced operations on February 3, 2009.

***The Fund’s benchmark was changed in February 2013. This change was made to better reflect Abbot Downing Investment Advisors’ long-term strategic allocation to international equities.

The performance data quoted herein represents past performance. The return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 4.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2013

TOP TEN HOLDINGS (Unaudited)*

Thermo Fisher Scientific	2.65%
WisdomTree Japan Hedged Equity Fund	2.60%
Berkshire Hathaway, Cl B	2.52%
American Express	2.47%
3M	2.44%
Amphenol, Cl A	2.42%
Baxter International	2.33%
Chevron	2.14%
Precision Castparts	2.14%
Capital One Financial	2.03%

*	Percentages are based on total investments. Short-term investments are not shown in the Top Ten Chart.

EQUITY ALLOCATION (Unaudited)**

**	Percentages are based on total investments.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2013

SECTOR WEIGHTINGS (Unaudited)†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 93.8%

	Shares	Value

CONSUMER DISCRETIONARY — 9.2%
Allison Transmission Holdings	11,000	$261,360
Gentherm*	20,240	412,896
GNC Holdings, Cl A	11,800	622,804
McDonald’s	7,058	692,249
Morningstar	4,341	330,871
NIKE, Cl B	7,519	473,095
Nordstrom	13,429	822,392
Select Comfort*	19,500	445,575
Tupperware Brands	3,000	252,840

		4,314,082

CONSUMER STAPLES — 10.6%
Colgate-Palmolive	11,998	718,320
Diageo ADR	7,153	896,485
Nestle ADR	10,779	732,703
PepsiCo	9,127	762,470
Reckitt Benckiser Group	11,414	812,446
Tesco	69,615	388,980
Wal-Mart Stores	8,243	642,459

		4,953,863

ENERGY — 7.7%
Apache	10,600	850,650
Chevron	7,930	998,308
Geospace Technologies*	9,720	723,265

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2013

COMMON STOCK — continued

	Shares	Value

ENERGY — continued
Schlumberger	4,070	$331,013
Transocean	15,109	712,541

		3,615,777

FINANCIALS — 17.2%
Aflac	11,059	682,119
American Express	15,646	1,154,206
Berkshire Hathaway, Cl B*	10,169	1,178,282
BlackRock, Cl A	2,702	761,856
Capital One Financial	13,713	946,471
Goldman Sachs Group	3,354	550,157
HSBC Holdings ADR	13,478	764,876
Intercontinental Exchange*	2,849	519,800
JPMorgan Chase	8,559	476,993
Markel*	876	464,280
PNC Financial Services Group	7,680	584,064

		8,083,104

HEALTH CARE — 13.5%
Abbott Laboratories	19,923	729,779
Baxter International	14,892	1,087,712
Gilead Sciences*	9,550	586,848
Johnson & Johnson	9,928	928,268
McKesson	6,447	790,789
Mednax*	5,588	544,383
Mettler-Toledo International*	1,902	419,581
Thermo Fisher Scientific	13,575	1,236,818

		6,324,178

INDUSTRIALS — 14.2%
3M	9,713	1,140,597
ABB ADR	30,742	677,554
CSX	17,579	436,135
Graco	3,330	232,367
Illinois Tool Works	10,973	790,495
Komatsu	21,949	490,496
Orbital Sciences*	29,054	538,661
Precision Castparts	4,502	998,183

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2013

COMMON STOCK — continued

	Shares	Value

INDUSTRIALS — continued
United Technologies	8,185	$864,091
Waste Management	11,770	494,693

		6,663,272

INFORMATION TECHNOLOGY — 18.3%
Accenture, Cl A	12,119	894,504
Amphenol, Cl A	14,367	1,128,671
ANSYS*	5,615	448,302
Apple	590	266,975
Global Payments	6,527	302,265
Microsoft	24,521	780,503
NeuStar, Cl A*	9,097	510,160
Paychex	11,271	444,528
Qualcomm	12,141	783,702
SAP ADR	8,996	655,718
Syntel	7,595	545,169
Taiwan Semiconductor Manufacturing ADR	41,291	701,121
Texas Instruments	11,398	446,802
WEX*	2,700	234,738
Zebra Technologies, Cl A*	10,158	468,995

		8,612,153

MATERIALS — 1.3%
BHP Billiton ADR	4,186	262,588
Rock-Tenn, Cl A	2,970	339,619

		602,207

TELECOMMUNICATION SERVICES — 1.8%
Vodafone Group ADR	28,203	844,680

TOTAL COMMON STOCK (Cost $29,109,235)		44,013,316

EXCHANGE TRADED FUNDS — 3.4%
iShares MSCI All Country Asia Ex-Japan Index Fund	6,592	368,427
WisdomTree Japan Hedged Equity Fund	26,931	1,215,934

TOTAL EXCHANGE TRADED FUNDS (Cost $1,382,529)		1,584,361

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2013

CASH EQUIVALENT — 2.3%

	Shares	Value

BlackRock Liquidity Funds TempFund Portfolio — Institutional, 0.040% (A) (Cost $1,085,710)	1,085,710	$1,085,710

TOTAL INVESTMENTS — 99.5% (Cost $31,577,474)		$46,683,387

Percentages are based on Net Assets of $46,932,481.

* Non-income producing security.

(A) The rate shown is the 7-day effective yield as of July 31, 2013.

ADR — American Depositary Receipt

Cl — Class

MSCI — Morgan Stanley Capital International

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2013

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments at Value (Cost $31,577,474)	$46,683,387
Receivable for Investment Securities Sold	309,445
Receivable for Dividends and Interest	54,965
Prepaid Expenses	7,000

Total Assets	47,054,797

Liabilities:
Payable due to Investment Adviser	24,048
Payable for Capital Shares Redeemed	18,316
Payable due to Administrator	8,586
Payable due to Trustees	3,483
Chief Compliance Officer Fees Payable	2,430
Payable due to Custodian	744
Other Accrued Expenses	64,709

Total Liabilities	122,316

Net Assets	$46,932,481

NET ASSETS CONSISTS OF:
Paid-in-Capital	$28,440,504
Accumulated Net Realized Gain on Investments and Foreign Currency Transactions	3,386,064
Net Unrealized Appreciation on Investments	15,105,913

Net Assets	$46,932,481

Shares Issued and Outstanding (unlimited authorization — no par value)	2,823,627
Net Asset Value, Offering and Redemption Price Per Share	$16.62

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
FOR THE YEAR ENDED
JULY 31, 2013

STATEMENT OF OPERATIONS

Investment Income
Dividends	$1,028,929
Less: Foreign Taxes Withheld	(35,013)

Total Investment Income	993,916

Expenses
Investment Advisory Fees	419,444
Administration Fees	100,000
Custodian Fees	9,869
Chief Compliance Officer Fees	7,706
Trustees’ Fees	13,927
Transfer Agent Fees	51,462
Legal Fees	31,000
Printing Fees	28,000
Audit Fees	21,938
Registration Fees	21,852
Insurance and Other Expenses	6,047

Total Expenses	711,245

Less: Investment Advisory Fees Waived (See Note 5)	(119,036)
Fees Paid Indirectly (See Note 4)	(44)

Net Expenses	592,165

Net Investment Income	401,751

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net Realized Gain on Investments	4,105,313
Net Realized Loss on Foreign Currency Transactions	(478)
Net Change in Unrealized Appreciation (Depreciation) on Investments	5,290,025

Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions	9,394,860

Net Increase in Net Assets Resulting from Operations	$9,796,611

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended July 31, 2013	Year Ended July 31, 2012
Operations:
Net Investment Income	$401,751	$471,565
Net Realized Gain on Investments and Foreign Currency Transactions	4,104,835	2,274,560
Net Change in Unrealized Appreciation (Depreciation) on Investments	5,290,025	(2,646,337)

Net Increase in Net Assets Resulting from Operations	9,796,611	99,788

Dividends and Distributions from:
Net Investment Income	(438,293)	(469,193)
Net Capital Gains	(2,663,719)	(3,117,662)

Total Dividends and Distributions	(3,102,012)	(3,586,855)

Capital Share Transactions:
Issued	2,003,324	2,687,706
Reinvestment of Dividends and Distributions	968,645	1,433,900
Redemption Fees	884	236
Redeemed	(13,270,058)	(13,689,314)

Net Decrease in Net Assets from Capital Share Transactions	(10,297,205)	(9,567,472)

Total Decrease in Net Assets	(3,602,606)	(13,054,539)

Net Assets:
Beginning of year	50,535,087	63,589,626

End of year (including undistributed net investment income of $0 and $0, respectively)	$46,932,481	$50,535,087

Share Transactions:
Issued	134,323	189,147
Reinvestment of Distributions	67,069	107,114
Redeemed	(861,334)	(950,108)

Net Decrease in Shares Outstanding	(659,942)	(653,847)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Period

	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 31, 2011	Year Ended July 31, 2010	Period Ended July 31, 2009(1)
Net Asset Value, Beginning of Period	$14.51	$15.37	$13.12	$12.37	$10.00

Income from Operations:
Net Investment Income(2)	0.12	0.13	0.10	0.12	0.07
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency Transactions	2.95	(0.03)	2.29	0.73	2.36

Total from Operations	3.07	0.10	2.39	0.85	2.43

Redemption Fees	— (3)	— (3)	— (3)	—	—

Dividends and Distributions from:
Net Investment Income	(0.14)	(0.13)	(0.14)	(0.10)	(0.06)
Net Capital Gains	(0.82)	(0.83)	—	—	—

Total from Dividends and Distributions	(0.96)	(0.96)	(0.14)	(0.10)	(0.06)

Net Asset Value, End of Period	$16.62	$14.51	$15.37	$13.12	$12.37

Total Return(4)	22.19%	1.19%	18.23%	6.87%	24.37%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$46,932	$50,535	$63,590	$53,703	$46,148
Ratio of Expenses to Average Net Assets (including waivers and reimbursements, excluding fees paid indirectly)(6)(7)	1.20%	1.20%	1.20%	1.20%	1.20	%*
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)(7)	1.44%	1.41%	1.33%	1.48%	1.82	%*
Ratio of Net Investment Income to Average Net Assets(7)	0.81%	0.88%	0.70%	0.92%	1.32	%*
Portfolio Turnover Rate	19%	37%	56%	52%	39	%(5)

(1)	Fund commenced operations on February 3, 2009.
(2)	Per share data calculated using average shares method.
(3)	Amount represents less than $0.01 per share.
(4)

Total return is for the period indicated and has not been annualized for periods of less than one year. Total return would have been lower had certain expenses not been waived and/or assumed by the Adviser during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(5)	Portfolio turnover rate is for the period indicated and has not been annualized.
(6)	The Ratio of Expenses to Average Net Assets excludes the effects of fees paid indirectly. If these expense offsets were included, the ratio would be equal to the ratio presented.
(7)	Ratio does not include expenses of the underlying investment companies in which the Fund invests.
*	Annualized.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2013

NOTES TO FINANCIAL STATEMENTS

1.  Organization:

The Advisors’ Inner Circle Fund II (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated July 24, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 34 funds. The financial statements herein are those of the Clear River Fund, a diversified Fund (the “Fund”). The investment objective of the Fund is long-term capital growth on a tax-efficient basis while providing moderate current income. The Fund utilizes a combination of four distinct and complementary investment strategies: International Equity 10%-40%; Marketable Alternatives 0%-20%; Small Cap Equity 5%-30%; and Select Domestic Equity/Select Income Equity 20%-75%. Each strategy contains a relatively small, focused group of securities selected by the Adviser based on its research and fundamental analysis of individual companies, specifically targeting those with clear competitive advantages, exceptional management and strong fundamentals. The financial statements of the remaining funds are presented separately. The assets of each fund of the Trust are segregated, and a shareholder’s interest is limited to the fund in which shares are held. The Fund currently offers Investor Class Shares.

2.  Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Fund:

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2013

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Trust’s Board of Trustees (the “Board”). The Trust’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of July 31, 2013, there were no securities valued in accordance with the Fair Value Procedures.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

• Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

• Level 2 — Quoted prices in markets which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

• Level 3 — Prices, inputs or exotic modeling techniques that are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2013

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3, whose fair value measurement considers several inputs, may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

As of July 31, 2013, all of the Fund’s investments were Level 1. There were no transfers between Level 1 and Level 2 during the year. Transfers, if any, between levels are considered to have occured as of the end of the year. For the year ended July 31, 2013, there were no Level 3 securities. For more details of the investment classification, reference the Schedule of Investments.

For the year ended July 31, 2013, there have been no significant changes to the Fund’s fair value methodologies.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more likely than not” (i.e., greater than 50%) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three tax year ends, as applicable), ongoing analysis of and changes to tax laws, regulations and interpretations thereof.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identification. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. Purchases and sales of investment securities, income

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2013

and expenses are translated into U.S. dollars at the relevant rates of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions, and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid.

The Fund reports certain foreign-currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses that cannot be directly attributed to a fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid quarterly by the Fund. Any net realized capital gains are distributed to shareholders at least annually. All distributions are recorded on ex-dividend date.

Redemption Fees — The Fund retains a redemption fee of 2% on redemptions of Fund shares held less than 90 days. For the year ended July 31, 2013, there were redemption fees in the amount of $884 retained by the Fund.

3.  Transactions with Affiliates:

Certain officers and a trustee of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are not paid fees by the Trust for serving as officers of the Trust.

The services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are the employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2013

service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

Wells Fargo Bank, N.A., acts as custodian (the “Custodian”) for the Fund. Fees of the Custodian are paid on the basis of net assets of the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

4.  Administration, Distribution and Transfer Agent Agreements:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Fund at an annual rate of:

0.12% on the first $100 million of the Fund’s average daily net assets;

0.10% on the next $150 million of the Fund’s average daily net assets;

0.08% on the next $250 million of the Fund’s average daily net assets; and

0.06% on the Fund’s average daily net assets over $500 million.

The Fund is subject to a minimum annual administration fee of $100,000 plus an additional fee of $15,000 per class established after the first two (2) classes of shares.

The Trust and Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

DST Systems, Inc., serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust. The Fund may earn cash management credits that can be used to offset transfer agent expenses. During the year ended July 31, 2013, the Fund earned credits of $44 which were used to offset transfer agent expenses. This amount is listed as “Fees Paid Indirectly” on the Statement of Operations.

5.  Investment Advisory Agreement:

Abbot Downing Investment Advisors (the “Adviser”), a wholly owned subsidiary of the Custodian, serves as the investment adviser to the Fund. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.85% of the Fund’s average daily net assets. The Adviser has contractually agreed to limit the total expenses of the Investor Class Shares of the Fund (excluding interest, taxes, brokerage commissions, acquired fund fees, and expenses and extraordinary expenses) to 1.20% of the Fund’s average daily net assets. To maintain this expense limitation, the Adviser may waive a portion

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2013

of its advisory fee and/or reimburse certain expenses of the Fund. The Adviser intends to continue its contractual expense limitation until November 29, 2013. If at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Adviser may retain the difference between the “Total Annual Fund Operating Expenses” and 1.20% to recapture all or a portion of its prior fee reductions or expense limitation reimbursements made during the preceding three-year period. As of July 31, 2013, fees which were previously waived and reimbursed by the Adviser which may be subject to possible future reimbursement to the Adviser were $82,676, expiring in 2014, $112,347, expiring in 2015, and $119,036 expiring in 2016.

6.  Investment Transactions:

The cost of security purchases and the proceeds from security sales, other than long-term U.S. Government and short-term investments were $9,009,469 and $22,730,970, respectively, for the year ended July 31, 2013. There were no purchases or sales of long-term U.S. Government securities by the Fund.

7.  Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

The following permanent differences relating to reclassifications of distributions and foreign currency transactions have been reclassified to/from the following accounts during the fiscal year ended July 31, 2013:

Increase Undistributed net investment income	Decrease Accumulated net realized gain
$36,542	$(36,542)

These reclassifications have no impact on net assets or net asset value per share.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2013

The tax character of dividends and distributions for the Fund declared during the years ended July 31, 2013, and the July 31, 2012, was as follows:

	Ordinary Income	Long-Term Capital Gain	Total
2013	$401,273	$2,700,739	$3,102,012
2012	469,193	3,117,662	3,586,855

As of July 31, 2013, the components of Distributable Earnings on a tax basis were as follows:

Undistributed Long-Term Capital Gain	$3,722,603
Post-October Losses	(65,592)
Unrealized Appreciation	14,834,969
Other	(3)

Total Distributable Earnings	$18,491,977

Post-October losses represent losses realized on investment transactions from November 1, 2012, through July 31, 2013, that, in accordance with Federal income tax regulations, the Fund may defer and treat as having arisen in the following fiscal year.

Under the Regulated Investment Company Modernization Act of 2010, Funds are permitted to carryforward capital losses incurred in taxable years starting after December 22, 2010, for an unlimited period. Capital losses that are carried forward retain their character as either short-term or long-term capital losses.

For Federal income tax purposes the difference between Federal tax cost and book cost primarily relates to wash sales, which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The aggregate gross unrealized appreciation and depreciation on total investments held by the Fund at July 31, 2013, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$31,848,418	$15,243,862	$(408,893)	$14,834,969

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2013

8.  Credit Risk:

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements are dependent on future claims that may be made against the Fund and, therefore, cannot be established. However, based on experience, the risk of loss from such claims is considered remote. The Fund may invest in Exchange Traded Funds (“ETF”). An ETF is a pooled investment vehicle, such as a registered investment company or a grantor trust, whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. The Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which the ETF is based, and the value of the Fund’s investment will fluctuate in response to the performance of the underlying index. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses. The Fund may invest in ETFs that are not registered or regulated under the Investment Company Act of 1940, as amended. These ETFs typically hold commodities (such as gold or oil), currency or other property that is itself not a security. Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium and the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, which could adversely affect the Fund’s performance.

9.  Recent Accounting Pronouncement:

In June 2013, the Financial Accounting Standards Board issued an update (“ASU 2013-08”) to ASC Topic 946, Financial Services — Investment Companies (“Topic 946”). ASU 2013-08 amends the guidance in Topic 946 for determining whether an entity qualifies as an investment company and requires certain additional disclosures. ASU 2013-08 is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. Management is currently evaluating the impact, if any, of ASU 2013-08 on the Fund’s financial statements.

10.  Subsequent Events:

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required for the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2013

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund II and Shareholders of the Clear River Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Clear River Fund, a series of shares of beneficial interest of The Advisors’ Inner Circle Fund II, as of July 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and for the period February 3, 2009 (commencement of operations) through July 31, 2009. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2013 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Clear River Fund as of July 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and its financial highlights for each of the years in the four-year period then ended and for the period February 3, 2009 through July 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

September 18, 2013

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2013

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Set forth below are the names, ages, positions with the Trust, lengths of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act

Name, Address, Age(1)	Position(s) Held with the Trust	Term of Office and Length of Time Served(2)
INTERESTED BOARD MEMBERS(3)
ROBERT A. NESHER 66 yrs. old	Chairman of the Board of Trustees	(Since 1991)

WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 72 yrs. old	Trustee	(Since 1991)

(1)	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
(2)

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

(3)	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2013

by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-877-333-0246. The following chart lists Trustees and Officers as of July 31, 2013.

Principal Occupation(s) During Past 5 Years	Number of Funds in The Advisors’ Inner Circle Fund II Overseen by Board Member	Other Directorships Held by Board Member(4)

SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President and Director of SEI Structured Credit Fund, L.P. President and Chief Executive Officer of SEI Alpha Strategy Portfolios, L.P. June 2007 to present. President and Director of SEI Opportunity Fund, L.P. to 2010.	34

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust and New Covenant Funds, President and Director of SEI Structured Credit Fund, L.P. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments —Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments — Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd. and SEI Alpha Strategy Portfolios, LP.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010.

Self-employed Consultant since 2003; Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976-2003; counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.	34

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust and New Covenant Funds. Director of SEI Alpha Strategy Portfolios, LP since June 2007. Director of SEI Investments (Europe), Limited, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Asset Korea Co., Ltd, SEI Global Nominee Ltd. And SEI Investments — Unit Trust Management (UK) Limited. Director of the Distributor since 2003.

(4)

Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Investment Company Act of 1940.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2013

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Name, Address(1), Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(2)
INDEPENDENT BOARD MEMBERS

JAMES M. STOREY 82 yrs. old	Trustee	(Since 1994)

GEORGE J. SULLIVAN, JR. 70 yrs. old	Trustee Lead Independent Trustee	(Since 1999)

BRUCE SPECA 57 yrs. old	Trustee	(Since 2011)

JOSEPH T. GRAUSE, JR. 61 yrs. old	Trustee	(Since 2011)

(1)	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
(2)

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2013

Principal Occupation(s) During Past 5 Years	Number of Funds in The Advisors’ Inner Circle Fund II Overseen by Board Member	Other Directorships Held by Board Member(3)

Attorney, Solo Practitioner since 1994.	34	Trustee/Director of The Advisors’ Inner Circle Fund; Bishop Street Funds; U.S. Charitable Gift Trust.

Retired since January 2012. Self-Employed Consultant, Newfound Consultants, Inc. April 1997 to December 2011.	34

Current Directorships: Trustee/Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP, Adviser Managed Trust and New Covenant Funds; member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010.

Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011; Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), June 2003 to June 2010.	34	Trustee of The Advisors’ Inner Circle Fund and Bishop Street Funds.

Self-employed consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., February 2010 to May 2011; Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., May 2007 to February 2010; Country Manager – Morningstar UK Limited, Morningstar, Inc., June 2005 to May 2007.	34	Trustee of The Advisors’ Inner Circle Fund and Bishop Street Funds.

(3)

Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Investment Company Act of 1940.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2013

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Name, Address(1), Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(2)
INDEPENDENT BOARD MEMBERS (continued)

BETTY L. KRIKORIAN 70 yrs. old	Trustee	(Since 2005)

CHARLES E. CARLBOM 78 yrs. old	Trustee	(Since 2005)

MITCHELL A. JOHNSON 71 yrs. old	Trustee	(Since 2005)

JOHN K. DARR 68 yrs. old	Trustee	(Since 2008)

OFFICERS

MICHAEL BEATTIE 48 yrs. old	President	(Since 2011)

(1)	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
(2)

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2013

Principal Occupation(s) During Past 5 Years	Number of Funds in The Advisors’ Inner Circle Fund II Overseen by Board Member	Other Directorships Held by Board Member/Officer(3)

Vice President Compliance AARP Financial, Inc. since 2008; Self-employed Legal and Financial Services Consultant since 2003; Counsel to State Street Bank Global Securities and Cash Operations from 1995 to 2003.	34	Trustee of The Advisors’ Inner Circle Fund and Bishop Street Funds.

Self-employed Business Consultant, Business Project Inc. since 1997; CEO and President, United Grocers Inc. from 1997 to 2000.	34	Trustee of The Advisors’ Inner Circle Fund; Bishop Street Funds; Director of Oregon Transfer Co.

Retired. Private investor and self-employed consultant (strategic investments) since 1994	34	Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP and Adviser Managed Trust. Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Retired. CEO, Office of Finance, Federal Home Loan Banks, from 1992 to 2007.	34	Trustee of The Advisors’ Inner Circle Fund and Bishop Street Funds. Director, Federal Home Loan Banks of Pittsburgh. Director, Manna, Inc. (non-profit developer of affordable housing for ownership). Director, Meals on Wheels, Lewes/Rehoboth Beach, DE.

Director of Client Service at SEI from 2004 to 2011. Vice President at SEI from 2009 to November 2011.	N/A	None

(3)

Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Investment Company Act of 1940.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2013

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Name, Address(1), Age	Position(s) Held with the Trust	Term of Office and Length of Time Served
OFFICERS (continued)

MICHAEL LAWSON 52 yrs. old	Treasurer, Controller and Chief Financial Officer	(Since 2005)

RUSSELL EMERY 50 yrs. old	Chief Compliance Officer	(Since 2006)

DIANNE M. DESCOTEAUX 36 yrs. old	Vice President and Secretary	(Since 2011)

TIMOTHY D. BARTO 45 yrs. old	Vice President and Assistant Secretary	(Since 1999)

JOHN MUNCH 42 yrs. old	Vice President and Assistant Secretary	(Since 2012)

EDWARD McCUSKER 29 yrs. old	Privacy Officer AML Officer	(Since 2013) (Since 2013)

(1)	The business address of each officer is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2013

Principal Occupation(s) During Past 5 Years	Number of Funds in The Advisors’ Inner Circle Fund II Overseen by Board Member	Other Directorships Held by Officer

Director, SEI Investments, Fund Accounting since July 2005.	N/A	N/A

Chief Compliance Officer of SEI Structured Credit Fund, L.P.; and SEI Alpha Strategy Portfolios, L.P. since June 2007; Chief Compliance Officer of SEI Opportunity Fund, L.P.; SEI Institutional Managed Trust; SEI Asset Allocation Trust; SEI Institutional International Trust; SEI Institutional Investments Trust; SEI Daily Income Trust; SEI Liquid Asset Trust; and SEI Tax Exempt Trust since March 2006.	N/A	N/A

Counsel at SEI Investments since 2010; Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010; Associate at Morrison & Foerster LLP from 2003 to 2006; Associate at Stradley Ronon Stevens & Young LLP from 2002 to 2003.	N/A	N/A

General Counsel and Secretary of SIMC and the Administrator since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI Investments since 2001. Assistant Secretary of SIMC, the Administrator and the Distributor, and Vice President of the Distributor from 1999 to 2003.

	N/A	N/A

Attorney at SEI Investments Company since 2001	N/A	N/A

SEI’s Private Trust Company 2006-2008 SEI’s Private Banking 2008-2010 AML SEI Private Trust Company 2010-2011 AML Manager of SEI Investments 2011-2013 AML and Privacy Officer 2013.	N/A	N/A

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2013

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund, and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return.  This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The column labeled “Expenses Paid During Period” shows the actual dollar expense incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense from the Fund’s gross investment return.

You can use this information in conjuction with the actual amount you invested in the Fund to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return.  This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by matching the hypothetical result for your Fund in the “Expense Paid During Period” column against those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2013

Note: Because the hypothetical return is set at 5% for comparison purposes —NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 02/01/13	Ending Account Value 07/31/13	Annualized Expense Ratios	Expense Paid During Period*
Actual Portfolio Return	$1,000.00	$1,100.10	1.20%	$6.25
Hypothetical 5% Return	1,000.00	1,018.84	1.20	6.01

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half-year period).

THE ADVISORS’ INNER CIRCLE FUND II	CLEAR RIVER FUND
JULY 31, 2013

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders who do not have a July 31, 2013, taxable year end, this notice is for informational purposes only. For shareholders with a July 31, 2013, taxable year, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended July 31, 2013, the Clear River Fund is designating the following items with regard to distributions paid during the period.

Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Qualifying for Corporate Dividends Received Deduction(1)	Qualifying Dividend Income(2)	Foreign Investors
					Interest Related Dividend(3)	Short-Term CapitalGain Dividends(4)
87.06%	12.94%	100.00%	100.00%	100.00%	0.00%	0.00%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of the Fund to designate the maximum amount permitted by law.

(3)

The percentage in this column represents the amount of “Interest Related Dividend” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(4)

The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

Clear River Fund

P.O. Box 219009

Kansas City, MO 64121-9009

1-877-333-0246

www.clearriverfund.com

Adviser:

Abbot Downing Investment Advisors

90 South Seventh Street

Suite 5100

Minneapolis, MN 55402

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

Independent Registered Public Accounting Firm:

BBD, LLP

1835 Market Street, 26th Floor

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund.

LHI-AR-001-0500

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a) (2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3 (a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by BBD, LLP (“BBD”) related to the Advisors’ Inner Circle Fund II (the “Trust”).

BBD billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2013			2012
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees	$20,500	N/A	N/A	$20,500	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	2013	2012
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by BBD for the last two fiscal years were $0 and $0 for 2013 and 2012, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 270.30a-15(b)) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), is filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund II

By (Signature and Title)	/S/ MICHAEL BEATTIE
Michael Beattie
President

Date: October 9, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ MICHAEL BEATTIE
Michael Beattie
President

Date: October 9, 2013

By (Signature and Title)	/s/ MICHAEL LAWSON
Michael Lawson
Treasurer, Controller and
Chief Financial Officer

Date: October 9, 2013